                                                                   EXHIBIT 10.37

                 FOURTH AMENDMENT, dated as of February 13, 1996, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 30, 1994 (as amended by the First Amendment thereto, dated as of March 29, 1995, as further amended by the Second Amendment thereto, dated as of June 28, 1995, and as further amended by the Third Amendment thereto, dated as of September 28, 1995, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC., a Delaware corporation, as borrower (the "Company"), HOME SHOPPING CLUB, INC., a Delaware corporation ("HSC"), HSN REALTY, INC., a Delaware corporation ("HSNR"; together with HSC, the "Guarantors"), the banks signatory thereto (individually, a "Bank" and collectively, the "Banks"), LTCB TRUST COMPANY, as Agent, THE BANK OF NEW YORK COMPANY, INC., TORONTO DOMINION [TEXAS], INC. and BANK OF MONTREAL, each as a Co-Agent (each in such capacity, a "Co-Agent"), LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), and LTCB TRUST COMPANY, as collateral agent for the Banks (in such capacity, the "Collateral Agent").

                 WHEREAS, the Company and each of the Guarantors have requested, and the Banks and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement.

                 NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                 Section 1. Certain Defined Terms. Except as expressly set forth in this Fourth Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

                 Section 2. Amendments to the Credit Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

                 (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the parenthetical "(except for any such other event relating to the Contemplated Change of Control)" immediately after the words "or any other event" appearing in clause (i) of the definition of "Change in Control" set forth in such Section.

                 (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the words "and Section 2.8(c)" immediately after the reference to "Section 2.3" appearing within the parenthetical appearing in the definition of "Commitment" set forth in such Section.

                 (c) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new sentence at the end of the definition of "Operating Cash Flow" set forth in such Section:

                          Operating Cash Flow for each of the following Fiscal Quarters, and for any period including any such Fiscal Quarter, shall be calculated without giving effect to in the case of (a) the Fiscal Quarter ending on September 30, 1995, $5,427,000 of severance and restructuring charges, (b) the Fiscal Quarter ending on December 31, 1995, up to but not exceeding $21,000,000 in the aggregate of non-recurring charges as reflected in the Company's financial statements for such Fiscal Quarter (the nature of which charges shall be substantially the same as those described by the Company to the Administrative Agent and the Banks prior to the Fourth Amendment Effective Date), and (c) to the extent less than $21,000,000 of such non-recurring charges occurred in the Fiscal Quarter ending on December 31, 1995, the Fiscal Quarter ending on March 31, 1996, up to but not exceeding the lesser of (x) such remainder and (y) $2,500,000 of such non-recurring charges as reflected in the Company's financial statements for such Fiscal Quarter.

                 (d) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions thereto in the appropriate alphabetical position as follows:

                 "Contemplated Change of Control" shall have the meaning assigned to that term in Section 3 of the Fourth Amendment.

                 "Fourth Amendment" shall mean the Fourth Amendment to this Agreement dated as of February 13, 1996.

                 "Permitted Indebtedness" shall mean, for any Person (but without duplication):

                 (a) loans, not under this Agreement, outstanding on the Third Amendment Effective Date, but not any extension, renewal, refinancing or replacement thereof;

                 (b) Loans to the Company under this Agreement in accordance with Section 9.20(e) hereof;

                 (c) Indebtedness of the Company and the Guarantors under the BNY L/C Facility and in connection with the Insurance Standby Letter of Credit; and

                 (d) the Permitted Subordinated Debentures of the Company.

                 "Permitted Subordinated Debentures" shall mean Indebtedness of the Company under convertible subordinated debentures up to approximately an aggregate principal amount of $100,000,000; provided that the Permitted Subordinated

         Debentures (a) shall have a final maturity at least six months after the Commitment Termination Date under each of this Agreement and the BNY Facility Agreement, (b) shall be issued at par and shall bear interest at a rate per annum not greater than 8.5%, (c) shall be unsecured and (d) shall be expressly subordinated in all respects to the payment in full in cash of all of the Obligations and all of the obligations of the Company and the other obligors under the BNY L/C Facility; and, provided, further, that the terms of subordination of the Permitted Subordinated Debentures, including, without limitation, stop payment provisions which shall become effective upon the occurrence of an Event of Default under this Agreement, shall have been approved in writing in advance by the Majority Banks. The Banks agree to respond promptly to any such request for approval made by the Company.

                 "Schedule 13D" shall have the meaning assigned to that term in
         Section 3 of the Fourth Amendment.

         (e) Section 2.4 of the Credit Agreement is hereby amended by adding the following new subparagraph (c) at the end thereof:

                 (c) On March 31, 1996, if by such date the Company has not received cash proceeds in an aggregate principal amount of at least $50,000,000 from the issuance of Permitted Subordinated Debentures, the Company shall pay to the Administrative Agent for the account of each Bank a fee in an amount equal to .075% of such Bank's outstanding Commitment (whether or not utilized) as in effect on such date.

                 (f) Section 2.8 of the Credit Agreement is hereby amended by adding the following new subparagraph (c) at the end thereof:

                     (c) The Company shall apply an amount equal to 30% of the principal amount of any Permitted Subordinated Debentures that the Company issues to permanently reduce the Commitments. If any such reduction in the Commitments shall result in the aggregate principal amount of the Loans exceeding the Commitments, the Company shall prepay the Loans in an amount equal to such excess so that the aggregate principal amount of the Loans does not exceed the Commitments. Each such prepayment shall be made within five Business Days after the date on which cash proceeds are received by the Company from each issuance of the Permitted Subordinated Debentures.

                 (g) Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the reference to "June 30, 1995" appearing in the first sentence thereof and inserting "September

30, 1995" in lieu thereof, (ii) deleting the words "two-Fiscal Quarter period" appearing in the first sentence thereof and inserting the words "three-Fiscal Quarter period" in lieu thereof and (iii) deleting the words "Third Amendment" appearing at the end of the last sentence thereof and inserting the words "Fourth Amendment" in lieu thereof.

                 (h) Section 9.13 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period appearing at the end thereof:

                     ; and, provided, further, that Consolidated Net Worth for the Fiscal Quarter ending on December 31, 1995 and each subsequent Fiscal Quarter shall be calculated without giving effect to an amount equal to the after-tax effect of up to but not exceeding $29,300,000 of pre-tax non-recurring charges including non-Operating Cash Flow items (the nature of which charges shall be substantially the same as those described by the Company to the Administrative Agent and the Banks prior to the Fourth Amendment Effective Date) as reflected in the Company's financial statements for such Fiscal Quarter

                 (i) Section 9.18 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

         In addition, the Company shall not prepay, redeem or otherwise repurchase any of the Permitted Subordinated Debentures.

                 (j) Section 9.20(a) of the Credit Agreement is hereby amended by deleting the proviso set forth in such Section in its entirety.

                 (k) Section 9.20(d) of the Credit Agreement is hereby amended by deleting the parenthetical set forth in such Section and inserting "(other than Permitted Indebtedness)" in lieu thereof.

                 (l) Section 9 of the Credit Agreement is hereby further amended by adding the following new Section 9.24:

                     9.24. Permitted Subordinated Debentures. The Company shall not amend, modify, terminate or waive any of the terms and conditions of the Permitted Subordinated Debentures or any agreement or document related thereto or any term thereof in any manner which would have any adverse effect upon the rights of the Banks.

                 (m) Section 10 of the Credit Agreement is hereby amended by (i) inserting the word "or" immediately after the semi-colon appearing at the end of subparagraph (m) set forth in such Section and (ii) adding the following new subparagraph (n):

                     (n) The Contemplated Change of Control shall be consummated in a manner other than substantially as described in the
         Schedule 13D;

                 (n) References in the Credit Agreement to "this Agreement" and the words "hereof", "herein", "hereto" and the like, shall refer to the Credit Agreement as amended by this Fourth Amendment; provided that the words "the date of this Agreement" and "the date hereof" shall continue to refer to the date of the Credit Agreement (being August 30, 1994).

                 Section 3. Consent of the Administrative Agent and the Banks to the Contemplated Change of Control. Subject to the fulfillment of the conditions set forth in Sections 5 and 6 of this Fourth Amendment, the Administrative Agent and the Banks hereby consent to the consummation of (i) the transfer by Liberty Media Corporation, a Wholly-Owned Subsidiary of TCI, of all of its shares of the Company's common stock to Silver King Communications, Inc. substantially in the manner described in Amendment No. 2 to the Schedule 13D of TCI (as filed with the Securities and Exchange Commission on November 30, 1995, a copy of which has been provided to the Administrative Agent and the Banks (the "Schedule 13D")), and (ii) the other transactions described in the
Schedule 13D substantially in the manner described therein (collectively, the "Contemplated Change of Control"). No other transaction affecting the assets, shares or agreements of the Company is hereby authorized by the Administrative Agent and the Banks.

                 Section 4. Representations and Warranties. To induce the Administrative Agent and each Bank to consent to the Contemplated Change of Control and to enter into this Fourth Amendment, each of the Company and the Guarantors hereby represents and warrants that each of the representations and warranties set forth in Section 8 of the Credit Agreement is true, correct and complete on and as of the date of this Fourth Amendment (whether or not the Fourth Amendment Effective Date (as defined in Section 5 hereof) occurs), and on and as of the Fourth Amendment Effective Date, both before and after giving effect to the amendments set forth in Section 2 of this Fourth Amendment on either such date, as if each reference therein to "this Agreement" were a reference to "this Agreement as amended by the Fourth Amendment", except that the representations and warranties in the last sentence of Section 8.2 of the Credit Agreement shall, each time when they are made under this Section 4, be deemed to have been amended as provided in Section 2(f) of this Fourth

Amendment. Each of the Company and the Guarantors further represents and warrants that, as of the date of this Fourth Amendment and as of the Fourth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                 Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 of this Fourth Amendment and the consent of the Administrative Agent and the Banks set forth in Section 3 of this Fourth Amendment shall become effective as of the date (the "Fourth Amendment Effective Date"), as specified by the Administrative Agent, when counterparts hereof shall have been duly executed and delivered by the Majority Banks, the Administrative Agent, the Company and each of the Guarantors, and when each of the conditions precedent set forth in this Section 5 shall have been fulfilled to the satisfaction of the Administrative Agent; provided that, as of the Fourth Amendment Effective Date, (i) the amendment set forth in Section 2(a) of this Fourth Amendment shall be deemed to be effective as of November 27, 1995 and (ii) the amendments set forth in Sections 2(c) and 2(h) of this Fourth Amendment shall be deemed to be effective as of December 31, 1995:

                          A. The Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                          (1) Certified copies of all corporate action and (if necessary) stockholder action taken by the Company and each Guarantor approving this Fourth Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, a certificate setting forth the resolutions of the Boards of Directors of the Company and each Guarantor adopted in respect of the transactions contemplated hereby and thereby).

                          (2) A certificate of each of the Company and each Guarantor in respect of each of the officers (i) who is authorized to sign this Fourth Amendment on its behalf and
                 (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement, as amended hereby, and the transactions contemplated thereby and hereby. The Administrative Agent, the Agent, the Co-Agents and the Banks may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company or either Guarantor, respectively, to the contrary.

                          (3) A certificate of each of the Company and each Guarantor as to (i) the absence of changes to the certified copies of the certificate of incorporation and by-laws of the Company and each Guarantor delivered to the Administrative Agent and the Banks on the Third Amendment Effective Date and (ii) the continued good standing of the Company and each Guarantor in each jurisdiction in which the Company and each Guarantor are incorporated or qualified to do business.

                          (4) An opinion of Counsel to the Company and the Guarantors, substantially in the form of Annex A hereto.

                          (5) A certificate of a senior officer of each of the Company and each Guarantor to the effect set forth in
                 Section 5.C of this Fourth Amendment.

                          (6) Evidence of the payment of the fees provided for in Section 5.B of this Fourth Amendment, and of all other fees and expenses then payable, including, without limitation, pursuant to Section 12.3 of the Credit Agreement.

                          (7) Evidence of payment (to the extent then payable) of (a) all interest on the Loans outstanding under the Credit Agreement and (b) all facility fees accrued through the Fourth Amendment Effective Date.

                          (8) Evidence of the fulfillment of all the conditions precedent to the effectiveness of the consent to the Contemplated Change of Control under, and the amendments to, the BNY Facility Agreement, which shall be substantially in the same form as the consent and amendments set forth in this Fourth Amendment.

                          (9) Such other documents and information as the Administrative Agent or any Bank may reasonably request, including, without limitation, all requisite governmental approvals and filings.

                 B. The Company shall have paid to the Administrative Agent, for the account of each Bank, a non-refundable amendment fee in an amount equal to .05% of the amount of such Bank's Commitment (whether or not utilized) as in effect immediately prior to the Fourth Amendment Effective Date.

                 C.       As of such date:

                 (1) No Default or Event of Default shall have occurred and be continuing; and

                 (2) The representations and warranties made by the Company and each of the Guarantors in Section 4 hereof and in any other certificate or other document delivered in connection with this Fourth Amendment or the Credit Agreement, as amended hereby, shall be true, correct and complete on and as of each such date with the same force and effect as if made on and as of such date.

The Administrative Agent will promptly notify the other parties of the occurrence of the Fourth Amendment Effective Date.

                 Section 6. Condition Subsequent to Effectiveness. The consent of the Administrative Agent and the Banks to the Contemplated Change of Control set forth in Section 3 of this Fourth Amendment shall be subject to receipt by the Company on or before March 31, 1996 of cash proceeds in an aggregate principal amount of at least $50,000,000 from the issuance of Permitted Subordinated Debentures.

                 Section 7. Miscellaneous.

                 A. This Fourth Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

                 B. Each of the Company and each Guarantor hereby confirms its obligation, pursuant to Section 12.3(a) of the Credit Agreement, to pay all of the Administrative Agent's costs and expenses (including, without limitation, the reasonable fees and expenses of all special counsels to the Administrative Agent) in connection with this Fourth Amendment, whether or not the Fourth Amendment Effective Date occurs.

                 C. THIS FOURTH AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 D. Except as expressly set forth in this Fourth Amendment, the Credit Agreement as amended prior to the date hereof shall remain unmodified and in full force and effect.

                 IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

                                           HOME SHOPPING NETWORK, INC.,
                                            as Borrower


                                           By  /s/ Kevin J. McKeon
                                              ----------------------------------
                                             Title: Sr. V.P. of Accounting and
                                                         Finnace and Treasurer


                                           HOME SHOPPING CLUB, INC.,
                                            as a Guarantor


                                           By  /s/ Kevin J. McKeon
                                              ----------------------------------
                                             Title: Secretary and Treasurer

                                           HSN REALTY, INC.,
                                            as a Guarantor


                                           By  /s/ Kevin J. McKeon
                                              ----------------------------------
                                             Title: Secretary and Treasurer

                                           The Banks
                                           ---------

                                           LTCB TRUST COMPANY, as a Bank and
                                            as Agent


                                           By  /s/ John A. Knob
                                              ----------------------------------
                                             Title: Senior Vice President


                                           THE BANK OF NEW YORK COMPANY, INC.,
                                             as a Bank and as a Co-Agent


                                           By  /s/ Kalpana Raina
                                              ----------------------------------
                                             Title: Senior Vice President


                                           TORONTO DOMINION [TEXAS], INC.,
                                             as a Bank and as a Co-Agent


                                           By  /s/ Diane Bailey
                                              ----------------------------------
                                             Title: Vice President

                                          BANK OF MONTREAL, as a Bank and as a
                                           Co-Agent


                                          By  /s/ Yvonne Bos
                                             ----------------------------------
                                            Title: Managing Director



                                          FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA


                                          By  /s/ J. F. Nelson
                                             ----------------------------------
                                            Title: Senior Vice President


                                          PNC BANK, KENTUCKY, INC.


                                          By  /s/ Ralph A. Phillips
                                             ----------------------------------
                                            Title: Vice President


                                          THE DAIWA BANK, LIMITED
                                          By: THE SUMITOMO BANK, LIMITED, as
                                              Agent for The Daiwa Bank, Limited


                                              By  /s/ Sybil H. Weldon
                                                 -------------------------------
                                                 Title: Vice President & Manager


                                              By  /s/ Allen L. Harvell, Jr.
                                                 -------------------------------
                                                Title: Vice President

                                           The Administrative Agent
                                           ------------------------



                                           LTCB TRUST COMPANY,
                                            as Administrative Agent


                                           By  /s/ John A. Knob
                                              ----------------------------------
                                             Title: Senior Vice President


                                           The Collateral Agent
                                           --------------------

                                           LTCB TRUST COMPANY,
                                             as Collateral Agent


                                           By  /s/ John A. Knob
                                              ----------------------------------
                                             Title: Senior Vice President

                 FIRST AMENDMENT, dated as of February 13, 1996, to the LETTER OF THE CREDIT FACILITY AGREEMENT, dated as of September 28, 1995 (the "Agreement"), among HOME SHOPPING CLUB, INC., a Delaware corporation ("HSC"), HSN MAIL ORDER, INC., A Delaware corporation ("HSN Mail Order"), and HSN DIRECT, INC., a Delaware corporation ("HSN Direct"; together with HSC and HSN Mail Order, the "Applicants"), HSN REALTY, INC., a Delaware corporation ("HSNR"), and HOME SHOPPING NETWORK, INC., a Delaware corporation ("HSN"); together with HSNR, the "Guarantors"), THE BANK OF NEW YORK, (the "Issuer"), THE BANK OF NEW YORK COMPANY, INC. (the "Participant"), and THE BANK OF NEW YORK, as Administrative Agent (in such capacity, together with its successors, the "Administrative Agent").

                 WHEREAS, each of the Applicants and each of the Guarantors have requested, and the Issuer, the Participant and the Administrative Agent are willing, to amend certain provisions of the Agreement.

                 NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                 Section 1. Certain Defined Terms. Except as expressly set forth in this First Amendment, terms defined in the Agreement and used herein shall have their respective defined meanings when used herein.

                 Section 2. Amendments to the Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 5 hereof, the Agreement is hereby amended as follows:

                 (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the words "even date herewith" appearing in the third line of the definition of "Amended Revolving Credit Agreement" set forth in such Section and inserting the phrase "September 28, 1995, as further amended by the Fourth Agreement, dated as of February 13, 1996" lieu thereof.

                 (b) Section 1.1 of the Agreement is hereby further amended by adding the following new definitions thereto in the appropriate alphabetical position as follows:

                 "First Amendment" shall mean the First Amendment to this Agreement dated as of February 13, 1996.

                 "First Amendment Effective Date" shall have the meaning assigned to that term in Section 5 of the First Amendment.

                 "Permitted Subordinated Debentures" shall mean Indebtedness of HSN under convertible subordinated debentures up to approximately an aggregate principal amount of $100,000,000; provided that the Permitted Subordinated

         Debentures (a) shall have a final maturity at least six months after the Commitment Termination Date under each of this Agreement and the Amended Revolving Credit Agreement, (b) shall be issued at par and shall bear interest at a rate per annum not greater than 8.5%, (c) shall be unsecured and (d) shall be expressly subordinated in all respects to the payment in full in cash of all of the Secured Obligations and all of the obligations of HSN and the other obligors under the Amended Revolving Credit Agreement; and, provided, further, that the terms of subordination of the Permitted Subordinated Debentures, including, without limitation, stop payment provisions which shall become effective upon the occurrence of an Event of Default under this Agreement, shall have been approved in writing in advance by the Issuer and the Participants holding a majority of the Participation Percentages hereunder. The Issuer and the Participants agree to respond promptly to any such request for approval made by HSN.

                 (c) Section 6 of the Agreement is hereby amended by inserting the phrase ", except that the representations and warranties set forth in the last sentence of Section 8.2 of the Amended Revolving Credit Agreement shall be as in effect on the First Amendment Effective Date" immediately after the words "date hereof" appearing in the fifth line of the first sentence thereof.

                 (d) Section 7 of the Agreement is hereby amended by (i) deleting the words "to a waiver" in both places where they appear in the provided, however clause of the first sentence thereof and inserting the words "or waivers" in lieu thereof and (ii) deleting the word "to" in the second sentence thereof and inserting the word "the" in lieu thereof.

                 (e) Section 7 of the Agreement is hereby further amended by adding the following new Section 7.4:

                          7.4. Permitted Subordinated Debentures. HSN shall not amend, modify, terminate or waive any of the terms and conditions of the Permitted Subordinated Debentures or any agreement or document related thereto or any term thereof in any manner which would have any adverse effect upon the rights of the Issuer and the Participants.

                 (f) Section 8(e) of the Agreement is hereby amended by deleting the parenthetical appearing therein and inserting " (as in effect on the First Amendment Effective Date") in lieu thereof.

                 (g) References in the Agreement to "this Agreement" and the words "hereof", "herein", "hereto" and the like, shall refer to the Agreement as amended by this First Amendment;

provided that the words "the date of this Agreement" and "the date hereof" shall continue to refer to the date of the Agreement (being September 28, 1995).

                 Section 3. Consent of the Administrative Agent, the Issuer and the Participant to the Contemplated Change of Control and the Amendments to the Amended Revolving Credit Agreement.

                 (a) Subject to the fulfillment of the conditions set forth in Sections 5 and 6 of this First Amendment, the Administrative Agent, the Issuer and the Participant hereby consent to the consummation of (i) the transfer by Liberty Media Corporation, a Wholly-Owned Subsidiary of Tele-Communications, Inc., a Delaware corporation (formerly called TCI/Liberty Holdings, Inc., "TCI"), of all of its shares of HSN's common stock to Silver King Communications, Inc. substantially in the manner described in Amendment No. 2 to the Schedule 13D of TCI (as filed with the Securities and Exchange Commission on November 30, 1995, a copy of which has been provided to the Administrative Agent, the Issuer and the Participant (the "Schedule 13D")), and
(ii) the other transactions described in the Schedule 13D substantially in the manner described therein (collectively, the "Contemplated Change of Control"). No other transaction affecting the assets, shares or agreements of HSN is hereby authorized by the Administrative Agent, the Issuer and the Participant.

                 (b) Subject to the fulfillment of the conditions set forth in Section 5 of this First Amendment, the Administrative Agent, the Issuer and the Participant hereby consent to the amendments to be made to the Amended Revolving Credit Agreement, including, without limitation, the amendments to be made to Sections 9.13, 9.18, 9.20(a) and 9.20(d) thereof, set forth in the Fourth Amendment thereto, dated as of the date hereof, a copy of which has been provided to the Administrative Agent, the Issuer and the Participant. No other amendment to the Amended Revolving Credit Agreement is hereby authorized by the Administrative Agent, the Issuer and the Participant.

                 Section 4. Representations and Warranties. To induce the Administrative Agent, the Issuer and the Participant to consent to the Contemplated Change of Control and each of the amendments to the Amended Revolving Credit Agreement set forth in the Fourth Amendment thereto, dated as of the date hereof, and to enter into this First Amendment, each of the Applicants and the Guarantors hereby represents and warrants that each of the representations and warranties set forth in Section 6 of the Agreement is true, correct and complete on and as of the date of this First Amendment (whether or not the First Amendment Effective Date (as defined in Section 5 hereof) occurs), and on and as of the First Amendment Effective Date, both before and after giving effect to the amendments set forth in Section 2 of this First Amendment on either such date, as if each reference therein to "this Agreement" were a reference to "this Agreement as amended by the First Amendment", except that the representations and warranties in the last sentence of Section 8.2 of the Amended Revolving Credit Agreement incorporated in the Agreement by reference shall, each time when they are made under this Section 4, be deemed to have been amended as provided in Section
2(c) of this First Amendment. Each of the Applicants and the Guarantors further represents and warrants that, as of the date of this First Amendment and as of the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                 Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 of this First Amendment and the consents of the Administrative Agent, the Issuer and the Participant set forth in Section 3 of this First Amendment shall become effective as of the date (the "First Amendment Effective Date"), as specified by the Administrative Agent, when counterparts hereof shall have been duly executed and delivered by the Participant, and the Administrative Agent, the Issuer, each of the Applicants and each of the Guarantors, and when each of the conditions precedent set forth in this Section 5 shall have been fulfilled to the satisfaction of the Administrative Agent:

                          A. The Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                          (1) Certified copies of all corporate action and (if necessary) stockholder action taken by each Applicant and each Guarantor approving this First Amendment and the Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, a certificate setting forth the resolutions of the Boards of Directors of each Applicant and each Guarantor adopted in respect of the transactions contemplated hereby and thereby).

                          (2) A certificate of each Applicant and each Guarantor in respect of each of the officers (i) who is authorized to sign this First Amendment on its behalf and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Agreement, as amended hereby, and the transactions contemplated thereby and hereby.
              The Administrative Agent, the Issuer and the Participant may conclusively rely on such certificate until the Administrative Agent receives notice in writing from any Applicant or either Guarantor, respectively, to the contrary.

                          (3) A certificate of each Applicant and each Guarantor as to (i) the absence of changes to the certified copies of the certificate of incorporation and by-laws of each Applicant and each Guarantor delivered to the Administrative Agent, the Issuer and the Participant on September 28, 1995 and
              (ii) the continued good standing of each Applicant and each Guarantor in each jurisdiction in which each Applicant and each Guarantor are incorporated or qualified to do business.

                          (4) A certificate of a senior officer of each Applicant and each Guarantor to the effect set forth in Section 5.B of this First Amendment.

                          (5) Evidence of the fulfillment of all the conditions precedent to the effectiveness of the consent to the Contemplated Change of Control under, and the amendments to, the Amended Revolving Credit Agreement, which shall be substantially in the same form as the consent and amendments set forth in this First Amendment.

                          (6) Such other documents and information as the Administrative Agent, the Issuer or the Participant may reasonably request, including, without limitation, all requisite governmental approvals and filings.

              B.          As of such date:

              (1) No Default or Event of Default shall have occurred and be continuing; and

              (2) The representations and warranties made by each of the Applicants and each of the Guarantors in Section 4 hereof and in any other certificate or other document delivered in connection with this First Amendment or the Agreement, as amended hereby, shall be true, correct and complete on and as of each such date with the same force and effect as if made on and as of such date.

The Administrative Agent will promptly notify the other parties of the occurrence of the First Amendment Effective Date.

              Section 6. Condition Subsequent to Effectiveness. The consent of the Administrative Agent, the Issuer and the Participant to the Contemplated Change of Control set forth in Section 3 of this First Amendment shall be subject to receipt by HSN on or before March 31, 1996 of cash proceeds in an aggregate principal amount of at least $50,000,000 from the issuance of Permitted Subordinated Debentures.

                 Section 7.       Miscellaneous

                 A. This First Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

                 B. Each Applicant and each Guarantor hereby confirms its obligation, pursuant to Section 11.3(a) of the Agreement, to pay all of the Administrative Agent's costs and expenses (including, without limitation, the reasonable fees and expenses of all special counsels to the Administrative Agent) in connection with this First Amendment, whether or not the First Amendment Effective Date occurs.

                 C. THIS FIRST AMENDMENT AND THE AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 D. Except as expressly set forth in this First Amendment, the Agreement as amended prior to the date hereof shall remain unmodified and in full force and effect.

                 IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

                                           HOME SHOPPING CLUB, INC.,
                                             as an Applicant

                                           By  /s/ Kevin J. McKeon
                                              --------------------------------
                                              Title: Treasurer

                                           HSN MAIL ORDER, INC., as an Applicant

                                           By  /s/ Kevin J. McKeon
                                              --------------------------------
                                              Title: Treasurer

                                           HSN DIRECT, INC., as an Applicant

                                           By  /s/ Kevin J. McKeon
                                              --------------------------------
                                              Title: Treasurer

                                           HSN REALTY, INC., as a Guarantor

                                           By  /s/ Kevin J. McKeon
                                              --------------------------------
                                              Title: Treasurer

                                           HOME SHOPPING NETWORK, INC.,
                                              as a Guarantor

                                           By /s/ Kevin J. McKeon
                                              --------------------------------
                                              Title: Treasurer

                                           THE BANK OF NEW YORK, as the Issuer

                                           By /s/ Wade Layton
                                              --------------------------------
                                              Title:

                                           THE BANK OF NEW YORK, as the
                                             Administrative Agent

                                           By /s/ Wade Layton
                                              --------------------------------
                                              Title:

                                           THE BANK OF NEW YORK COMPANY, INC.,
                                               as the Participant

                                           By Kalpana Raina
                                              --------------------------------
                                              Title: Senior Vice President

                                    ANNEX A


         [Form of Opinion of Counsel to the Company and the Guarantors]


                                            February 13, 1996


To the Banks party to the Credit
   Agreement referred to below and
   LTCB Trust Company, as Administrative
   Agent and as Collateral Agent

Ladies and Gentlemen:

                 I am the General Counsel to Home Shopping Network, Inc., a Delaware corporation (the "Company"), Home Shopping Club, Inc., a Delaware corporation ("HSC"), and HSN Realty, Inc., a Delaware corporation ("HSNR"; together with HSC, the "Guarantors"), and have acted as such in connection with the Fourth Amendment, dated as of February 13, 1996 (the "Fourth Amendment"), to the Second Amended and Restated Credit Agreement, dated as of August 30, 1994 (as amended by the First Amendment, dated as of March 29, 1995, as further amended by the Second Amendment, dated as of June 28, 1995, and as further amended by the Third Amendment, dated as of September 28, 1995, the "Credit Agreement"), among the Company, the Guarantors, the Banks named therein, LTCB Trust Company, as Agent, The Bank of New York Company, Inc.,
Toronto Dominion [Texas], Inc. and Bank of Montreal, as Co-Agents, LTCB Trust Company, as Administrative Agent, and LTCB Trust Company, as Collateral Agent, providing for loans to be made to the Company in the aggregate principal amount of $150,000,000 under the joint and several guarantee of the Guarantors. Terms defined in the Credit Agreement are used herein as defined therein.

                 In rendering the opinions expressed below, we have examined and relied upon the originals or conformed copies of such corporate records, agreements and instruments of the Company and the Guarantors, certificates of public officials and of officers of the Company and the Guarantors, and such other documents and records, and such matters of law, as we have deemed appropriate as a basis for the opinions hereinafter expressed.

                 Based upon the foregoing, I am of the opinion that:

                 1. Each of the Company and each of the Guarantors is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; each of them has the necessary corporate power to enter into and perform the Fourth Amendment and the Credit Agreement as amended thereby and, in the case of the Company, to borrow under the Credit Agreement as amended by the Fourth Amendment. Each of the Guarantors is a Wholly-Owned Subsidiary of the Company.

                 2. The execution, delivery and performance by each of the Company and each of the Guarantors of the Fourth Amendment and the Credit Agreement as amended by the Fourth Amendment and the borrowings under the Credit Agreement as amended by the Fourth Amendment have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law, regulation, order, writ, injunction or decree of any court or governmental authority or agency or any provision of the certificate of incorporation or by-laws of the Company or either Guarantor or result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of its respective properties, revenues or assets pursuant to, any indenture or other agreement or instrument to which the Company, either Guarantor or any Subsidiary of any thereof is a party or by which the Company or either Guarantor or any Subsidiary of any thereof or its respective properties may be bound, except pursuant to the Pledge Agreement.

                 3. The Fourth Amendment and the Credit Agreement as amended by the Fourth Amendment have been duly executed and delivered by the Company and each Guarantor and, assuming due execution and delivery thereof by the Administrative Agent and the Banks, constitute the legal, valid and binding obligations of the Company and each Guarantor enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that no opinion is expressed as to the fourth sentence of Section 4.7 of the Credit Agreement.

                 4. Except as disclosed to the Administrative Agent and the Banks in SEC Reports delivered to the Administrative Agent and the Banks prior to the date hereof, to my knowledge after due inquiry, there are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Company or either Guarantor or any of the Subsidiaries of any thereof, or any properties or rights of the Company or either Guarantor or any of the Subsidiaries of any thereof, which, if adversely determined, would have a material adverse effect on the consolidated financial condition or operations, or the business taken as a whole, of the Company, the Guarantors and the Subsidiaries.

                 5. As of February 13, 1996, there were 1,000 shares of capital stock of HSC and 1,000 shares of capital stock of HSNR issued and outstanding. All of such outstanding shares of capital stock constitute the Pledged Securities and are duly authorized, validly issued, fully paid and non-assessable and owned of record and beneficially by the Company, free and clear of any Lien, other than that created by the Pledge Agreement.

                 I am admitted to practice law in the State of New York and the Commonwealth of Pennsylvania. The opinions expressed herein relate only to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States.

                 The opinions expressed in this letter are based upon the law in effect on the date hereof, and I assume no obligation to revise or supplement this opinion should such law be changed in any respect by legislative action, judicial decision or otherwise.

                 This opinion is being furnished to you solely for your benefit and only with respect to the transactions referred to herein. Accordingly, it may not be relied upon by any other person or entity without, in each instance, my prior written consent.

                                           Very truly yours,


                                           ------------------------------
                                           Barry S. Augenbraun
                                             General Counsel





                                       -3-